                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 24, 1997



                         WESTERFED FINANCIAL CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                         0-22772                        81-0487794
-------------------------------------------------------------------------------
(State or other              (Commission File No.)                (IRS Employer
 jurisdiction of                                                Identification
 incorporation)                                                      Number)


   110 East Broadway, Missoula, Montana                               59802
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code:             (406) 721-5254
------------------------------------------------------------------------------




                                       N/A
-------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 5.           Other Events

                           On October 24, 1997 the Registrant issued the press
                  releases attached as Exhibit 99.6.


Item 7.           Financial Statements and Exhibits

                  (a)      Exhibits

                           99.6     Press releases, dated October 24, 1997

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      WesterFed Financial Corporation



                                      By: /s/ Lyle R. Grimes
Date: October 31, 1997                    ---------------------------------
-----------------------                       Lyle R. Grimes
                                              President/Chief Executive Officer

                                Index to Exhibits




                                                                 Sequentially
                                                                 Numbered Page
                                                                Where Attached
Exhibit                                                            Exhibits
 Number                                                           are located
 ------                                                          ------------
  99.6      Press Releases dated October 24, 1997                      5